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                                                                     Exhibit 24

                               POWER OF ATTORNEY


The undersigned directors and/or officers of DANA CORPORATION hereby constitute and appoint SOUTHWOOD J. MORCOTT, JAMES E. AYERS, CHARLES W. HINDE, SUE A. GRIFFIN and MARTIN J. STROBEL, and each of them, severally, their true and lawful attorneys-in-fact with full power for and on their behalf to execute a registration statement on Form S-3 for the resale of up to 2,600,000 Common Shares, $1 par value, of the Corporation which are to be issued to the stockholders of Plumley Companies Inc. ("Plumley") in connection with the Corporation's acquisition of all of the stock of Plumley, including any and all amendments or post-effective amendments thereto, in their names, places and stead in their capacity as directors and/or officers of the Corporation, and to file the same with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended.

This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 12th day of December, 1994.

B. F. Bailar                      J. D. Stevenson
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B. F. Bailar                      J. D. Stevenson

E. M. Carpenter                   T. B. Sumner, Jr.
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E. M. Carpenter                   T. B. Sumner, Jr.

E. Clark                          J. E. Ayers
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E. Clark                          J. E. Ayers

R. T. Fridholm                    C. W. Hinde
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R. T. Fridholm                    C. W. Hinde

G. H. Hiner                       S. A. Griffin
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G. H. Hiner                       S. A. Griffin

M. A. Marks                       M. J. Strobel
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M. A. Marks                       M. J. Strobel

S. J. Morcott
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S. J. Morcott





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